GOODWILL AND OTHER INTANGIBLE ASSETS, NET (Schedule Of Estimated Future Amortization Expense) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
GOODWILL AND OTHER INTANGIBLE ASSETS, NET [Abstract]
2013	$ 9,686
2014	9,853
2015	7,539
2016	5,393
2017 and thereafter	2,824
Total other intangible assets	35,295	6,606
Amortization expense	$ 2,915	$ 800	$ 112